UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐ Preliminary Proxy Statement
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☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under § 240.14a-12

SKYPOSTAL NETWORKS, INC.
(Name of Registrant as Specified In Its Charter)

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SkyPostal Networks, Inc
7805 NW 15th Street

Miami, Florida 33126
Telephone: (305) 599-1812

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on July 17, 2009

To Our Stockholders:

WHAT:	Annual Meeting of Stockholders

WHEN:	July 17, 2009, at 10:00 a.m., local time

WHERE:	Executive Offices of SkyPostal Networks, Inc.
7805 NW 15th Street
Miami, Florida 33126

WHY:	At this meeting, you will be asked to:

(1)	Elect 2 directors until their respective successors are duly elected and qualified.

(2)	Transact any other business as may properly come before the Annual Meeting or any adjournments or postponements of the Annual Meeting.

A complete list of stockholders entitled to vote at the meeting will be open for examination by our stockholders, during regular business hours, for a period of ten days prior to the meeting, at 7805 NW 15th Street, Miami, Florida 33126. Only stockholders of record at the close of business on May 30, 2009 will receive notice of, and be eligible to vote at, the Annual Meeting of Stockholders or any adjournment thereof. The foregoing items of business are more fully described in the proxy statement accompanying this notice.

Your vote is important. Please read the proxy statement and the voting instructions on the enclosed proxy card. Then, whether or not you plan to attend the Annual Meeting of Stockholders in person, and no matter how many shares you own, please sign, date and promptly return the enclosed proxy card in the enclosed envelope, which requires no additional postage if mailed in the United States.

To reduce the expense of delivering duplicate voting materials to our stockholders who may have more than one SkyPostal stock account, we may deliver only one set of the proxy statement to certain stockholders who share an address, unless otherwise requested. A separate proxy card is included in the voting materials for each of these stockholders. If your shares are registered directly in your name and you share an address with another stockholder and have received only one set of voting materials, but you would prefer to receive your own copy, please contact SkyPostal Networks, Inc. by telephone at (305) 599-1812 or by mail at 7805 NW 15th Street, Miami, Florida 33126. If your shares were held in an account at a bank, brokerage firm, or other agent or nominee and you have received only one set of voting materials, but you would prefer to receive your own copy, please contact your bank, broker or agent.

By Order of the Board of Directors,

Albert P. Hernandez
Chief Executive Officer

June 12, 2009

Miami, Florida

SkyPostal Networks, Inc.

7805 NW 15th Street

Miami, Florida 33126
Telephone: (305) 599-1812

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

To Be Held on July 17, 2009

INFORMATION CONCERNING SOLICITATION AND VOTING

WHY DID YOU SEND ME THIS PROXY STATEMENT?

The Board of Directors of SkyPostal Networks, Inc. a Nevada corporation, (the “Company,” “SkyPostal,” “we” or “us”) seeks your proxy for use in voting at our Annual Meeting of Stockholders (the “Annual Meeting”) or at any postponements or adjournments of the Annual Meeting. The Annual Meeting will be held at the Company’s Executive Offices located at 7805 NW 15th Street, Miami, Florida 33126, on July 17, 2009 at 10:00 a.m., local time. We intend to begin mailing this proxy statement, the attached notice of Annual Meeting and the accompanying proxy card on or about Jun7, 2009 to all record holders of our common stock, par value $0.001, entitled to vote at the Annual Meeting.

WHAT AM I VOTING ON?

At the Annual Meeting, stockholders will act upon the:

(1)           Election of two (2) directors until their respective successors are duly elected and qualified.

(2)           Transaction of any other business as may properly come before the Annual Meeting or any adjournments or postponements of the Annual Meeting.

WHO CAN VOTE?

Only holders of record of our common stock at the close of business on May 30, 2009, the record date, will receive notice of, and be entitled to vote at, our Annual Meeting. At the close of business on the record date, 69,636,337 shares of our common stock were outstanding and entitled to vote. Our common stock is our only class of outstanding voting securities.

Stockholder of Record: Shares Registered in Your Name

If, on May 30, 2009 your shares were registered directly in your name with our transfer agent, Corporate Stock Transfer, Inc. 3200 Cherry Creek Dr. So. Denver, Co. 80209 –Tel:  303-282-4800, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to sign, date and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Agent

If, on May 30, 2009, your shares were held, not in your name, but rather in an account at a bank, brokerage firm, or other agent or nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your bank, broker or other agent or nominee on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a power of attorney or other proxy authority from your bank, broker or other agent or nominee, and bring it to our Annual Meeting.

WHAT CONSTITUTES A QUORUM?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares are represented by stockholders present at the meeting or by proxy. On the record date, there were 69,636,337 shares outstanding and entitled to vote. Thus, at least 34,818,170 shares must be represented by stockholders present at the meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the meeting may adjourn the meeting to another date.

WHAT ARE THE VOTING RIGHTS OF THE HOLDERS OF OUR COMMON STOCK?

In deciding all matters, a holder of common stock on the record date will be entitled to cast one vote for each share of common stock registered in that holder’s name, on each matter to be voted upon at the Annual Meeting.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

Proposal No. 1, the election of two directors, requires a plurality of the votes cast to elect a director. The Two nominees receiving the most “For” votes (among votes properly cast in person or by proxy) will be elected. Only votes “For” directors will affect the outcome. Withheld votes or broker non-votes, as described below, will not affect the outcome of the vote on Proposal No. 1.

HOW ARE VOTES COUNTED AND HOW ARE ABSTENTIONS AND BROKER NON-VOTES TREATED?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “For” votes, “Against” votes, abstentions, withheld votes and broker non-votes.

Votes withheld and abstentions are deemed as “present” at the Annual Meeting and are counted for quorum purposes.

A “broker non-vote” is when a broker votes in its discretion on one or more “routine” matters, but does not receive instructions from a beneficial owner of shares as to how to vote those shares on “non-routine” matters. Broker non-votes will be counted for purposes of a quorum. As for the effect on the outcome of votes on proposals, brokers have discretionary voting power to vote without receiving voting instructions from the owner on “routine” matters, but not on “non-routine” matters. Routine matters include, among other things, the uncontested election of directors and the ratification of the appointment of independent registered public accountants.  There are no non-routine matters being voted on at this Annual Meeting. This means that if you hold your shares through a broker, bank or other nominee (that is, in “street name”), and do not provide voting instructions by the tenth day before the Annual Meeting, the broker, bank or other nominee have the discretion to vote your shares on Proposal No. 1.

WHO WILL BEAR THE COSTS OF SOLICITING PROXIES FOR THE ANNUAL MEETING?

We are soliciting the proxies and will bear the entire cost of this solicitation, including the preparation, assembly, printing and mailing of this proxy statement and any additional materials furnished to our stockholders.   In addition to the use of the mails, proxies may be solicited personally or by telephone by officers and employees of the Company who will not receive any additional compensation for their services. Proxies and proxy material will also be distributed at our expense by brokers, nominees, custodians, and other similar parties.

HOW DO I VOTE IF I ATTEND THE ANNUAL MEETING?

If you are a stockholder of record, you can attend the Annual Meeting and vote in person the shares you hold directly in your name on any matters properly brought before the Annual Meeting. If you choose to do that, please bring the enclosed proxy card or proof of identification. If you want to vote in person at our Annual Meeting and you hold our common stock through a bank, broker or other agent or nominee, you must obtain a power of attorney or other proxy authority from that organization and bring it to our Annual Meeting. Follow the instructions from your bank, broker or other agent or nominee included with these proxy materials, or contact your bank, broker or other agent or nominee to request a power of attorney or other proxy authority. If you vote in person at the Annual Meeting, you will revoke any prior proxy you may have submitted.

HOW DO I VOTE IF I DO NOT ATTEND THE ANNUAL MEETING?

Stockholders of record who do not attend the Annual Meeting should vote by mail: Please sign, date and return the enclosed proxy card in the enclosed postage-paid return envelope.

By executing and returning the enclosed proxy card, you are authorizing the individuals listed on the proxy card to vote your shares in accordance with your instructions.

If you are a beneficial owner of shares registered in the name of your bank, broker or other agent or nominee, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the proxy card to ensure that your vote is counted. If you did not receive a white proxy card, please follow the instructions from your bank, broker or other agent or nominee included with these proxy materials, or contact your bank, broker or other agent or nominee to request a proxy card.

WHAT IF I DO NOT SPECIFY HOW MY SHARES ARE TO BE VOTED ON THE PROXY CARD?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted as follows:

(1)                                 FOR the election of the two nominees for director proposed by the Board of Directors;

(2)                                 If any other matter is properly presented at the meeting, the individuals named on your proxy card will vote your shares using their best judgment.

YOUR VOTE IS VERY IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN. PLEASE SIGN AND DATE THE ENCLOSED WHITE PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE PROMPTLY.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD FROM SKYPOSTAL?

If you receive more than one proxy card from us or your bank, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

HAS THE SKYPOSTAL BOARD OF DIRECTORS MADE A RECOMMENDATION REGARDING THE MATTERS TO BE ACTED UPON AT THE ANNUAL MEETING?

Our Board of Directors recommends that you vote “FOR” the election of its two nominees for director.  Please vote on the enclosed proxy card.

CAN I CHANGE MY VOTE?

Yes. You may revoke your proxy by doing any of the following:

(1)           You may send a written notice that you are revoking your proxy to our Chief Executive Officer at the address indicated below, so long as it is received prior to the Annual Meeting.

(2)           You may submit another properly completed proxy card with a later date to the Company, so long as it is received prior to the Annual Meeting.

(3)           You may attend the Annual Meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

Any written notice of revocation, or later dated proxy card, should be delivered to:

SkyPostal Networks, Inc.

7805 NW 15th Street

Miami, Florida 33126

Attention: Albert P. Hernandez, Chief Executive Officer

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

HOW CAN I FIND OUT THE RESULTS OF THE VOTING AT THE ANNUAL MEETING?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in our quarterly report on Form 10-QSB for the Third quarter of 2009 ending September 30, 2009.

PROPOSAL 1: ELECTION OF DIRECTORS

Our Board of Directors is currently comprised of seven members, two of whom have been nominated for re-election at this year’s Annual Meeting.  Mathijs Van Houweninge and  Jose Misrahi are nominated hereby as Class I directors to hold office for three years until the annual meeting of stockholders in 2012 and until their successors are elected and qualified; S. David Fineman and Florian M. Schuhbauer were elected as Class II directors in June, 2008 and will hold office until annual meeting of stockholders in 2010 and until their successors are elected and qualified; and Christian J. Weber, AJ Hernandez and Albert P. Hernandez are Class III directors and shall hold office until the annual meeting of stockholders in 2011 and until their successors are elected and qualified.  Thereafter, all directors will be elected for three year terms

The Board of Directors Nominating and Governance Committee has nominated the persons named below for election as directors at the Annual Meeting. Unless otherwise directed, the proxy holder will vote the proxies received by him for the nominees named below. If any nominee is unable or declines to serve as a director at the Annual Meeting, the proxies will be voted for any nominee who is designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. The directors elected at the Annual Meeting will hold office until the next Annual Meeting or until their successors are elected and qualified.

Directors are elected by a majority of the votes cast at the Annual Meeting except in the case of a contested election. A contested election occurs when the number of nominees exceeds the number of directors to be elected, in which case directors are elected by a plurality of the votes cast. A majority of votes cast means that the number of votes cast “for” a director exceeds the number of votes cast “against” that director. If a director nominee, who is serving as a director at the time of the election, does not receive a majority of the votes cast, such nominee will tender his/her resignation to the Board of Directors. The Board of Directors will then either accept or reject the resignation. The Board of Directors publicly discloses its reasons and decision within ninety days from when the election results are certified. The director who tenders his/her resignation does not participate in the board’s decision.

The names of the nominees and certain information about them are set forth below.

Name of Nominee	Age	Position(s) with SkyPostal	Director Since	Serves Until
Albert P. Hernandez	60	Chairman, Chief Executive Officer	2008	2011
A.J. Hernandez	39	Chief Operating Officer and Director	2008	2011
Jose Misrahi	51	Non executive Director	2008	2012
Christian J. Weber	65	Director – Director Europe	2008	2011
Mathijs van Houweninge	42	Non Executive Director	2008	2012
S. David Fineman	63	Non Executive Director	2008	2010
Florian M. Schuhbauer	33	Non Executive Director	2008	2010

Mathijs van Houweninge and Jose Misrahi are nominated hereby as Class I directors to hold office until the annual meeting of stockholders in 2012 and until their successors are elected and qualified; S. David Fineman and Florian M. Schuhbauer were elected as Class II directors in June, 2008 and will hold office until the annual meeting of stockholders in 2010 and until their successors are elected and qualified; and Christian J. Weber, AJ Hernandez and Albert P. Hernandez  were elected as Class III directors in June 2008 and shall hold office until annual meeting of stockholders in 2011 and until their successors are elected and qualified.  Thereafter, all directors will be elected for three year terms.

Albert P. Hernandez - Chairman and Chief Executive Officer

Mr. Hernandez was born in Havana, Cuba and emigrated to the US at age eight. He has over 40 years’ experience in mail and messenger delivery services, having been involved in over 60 messenger, courier and delivery company acquisitions. He was a pioneer in developing the private courier and mail delivery business in Latin America, having opened his first operation in Venezuela in 1972. From 1965 to 1978 Mr. Hernandez held various executive positions at Choice Delivery Systems/Choice Logistics, a US-based local messenger service operating in 40 states. Between 1978 and 1984 he started and ran Choice Air Courier, specializing in courier delivery in Latin America.  In 1985 he became President of Sky Courier International and in 1986 became Chief Operating Officer of Sky Courier Network, with 650 employees, which was sold to Airborne Express in 1988.  In 1988 he started SkyNet Worldwide Express, which he sold to Lanlogistics, a division of Lan Chile Airlines in 2001. He founded SkyPostal in 2002 in partnership with Lan. In 2004, along with Holston Investments, he purchased SkyPostal from Lan. He has a B.B.A. degree in Accounting (1972) and an M.B.A. degree in Marketing (1975) from Iona College, New Rochelle, NY.  Mr. Hernandez is the father of A.J. Hernandez.

A.J. Hernandez — Chief Operating Officer and Executive Director

Mr. Hernandez has been employed by SkyPostal since 2001 and is responsible for all international operations. He has negotiated all service provider agreements in the LAC region. Between 1993 and 2001 he developed SkyBox Services, Inc. in Latin America, a company providing a US address facility to enable upscale Latin American residents to receive mail, catalogues and Internet purchases via a mail warehouse facility in Miami, Florida. He sold SkyBox to LanLogistics, a division of Lan Chile Airlines in 2001. He was a co- founder of SkyPostal in partnership with Lan. Along with Albert P. Hernandez, his father, he co-purchased SkyPostal from Lan in 2004.  In 1992-1993 he played professional baseball for the California Angels. He has a B.B.A. degree in Marketing from the University of North Florida (1992), and an M.B.A. degree in International Business from Florida International University (1998).

Jose Misrahi — Non Executive Director

Mr. Misrahi has served as a Director of the Company since its inception. Since 2006 he has been the Chief Financial Officer of Facey Commodity Company Limited, a multi-national company operating in 29 countries. From 2003 to 2006, Mr. Misrahi was a Managing Director of Vaupen Financial Advisors, a boutique investment bank. From 1992 to 2002, he served as Vice President, Finance for the Cisneros group of companies, a $3 billion multinational group with extensive media and communications holdings.

Christian J. Weber — Executive Director

Mr. Weber has been responsible for all of sales and service in Europe for SkyPostal since 2002. From 1981 to 2002 he was Managing Director of SkyNet Worldwide Express and SkyMail UK, Ltd., international delivery companies.

Mathijs van Houweninge — Non Executive Director

Mr. van Houweninge is the former Managing Partner of Falcon Capital. Falcon assisted the Company in a $10 Million private placement to European investors in 2008. In 1990 he started ICT a software company while attending university in Utrecht, The Netherlands. The company annualized in consultancy and software development for the financial industry. In 2000 he sold the company to Ordina, a major software firm but continued to run the company until 2003.  Since 2003, he has been active in evaluating business proposals of start-ups and early growth firms and has acted as a consultant to early stage companies since 2004. He is current Member of the board of Cyber City, USA and a member of the Advisory Board Private Equity for Triodos, The Netherlands.

S. David Fineman-Non Executive Director

Mr. Fineman, has served as a Director of the Company since its inception. He is a senior partner of the law firm Fineman, Krekstein & Harris in Philadelphia, Pennsylvania since 1998 and has represented a wide diversity of clients, including governmental authorities and private clients dealing with government. He was appointed by President Bill Clinton and confirmed by the US Senate as one of nine Governors of the U.S. Postal Service as well as served as Chairman of the Board of Governors from 2001 to 2004.

Mr. Fineman was a member of the Industry Policy Advisory Committee, a CEO-level committee that advises the Secretary of Commerce and U.S. Trade Representative on international trade, and has served on the boards of a number of private companies and non-profit entities. He has also been selected for “Who’s Who in American Law,” “Who’s Who in Emerging Leaders in America,” and was named a Pennsylvania “Super Lawyer” for his expertise in Business Litigation.

Florian M. Schuhbauer-Non Executive Director

Mr. Schuhbauer has served as a Director of the Company since its inception. In 2006 he founded NG Outsourcing, Inc., a consulting and investment boutique, and joined General Capital Group. He became a partner of General Capital Group in 2008. From 2002 to 2006 he served in executive positions at Deusche Post AG, including Chief Financial Officer and Executive Vice President of DHL Global Mail U.S. operations. He previously served in trading and equity research positions at Dresdner Bank/Dresdner Kleinwort Benson from 1994-1999.

Vote Required and Board of Directors’ Recommendation

Those nominees who receive a majority of the votes cast shall be elected as directors. Any nominee who does not receive a majority of the votes cast shall tender his/her resignation to the Board of Directors, and the Board of Directors shall act on such resignation as specified above. Our Board of Directors recommends that the Shareholders vote “FOR” the nominees listed above.

Board of Directors and Committees

Board Meetings

During fiscal 2008, the Board of Directors held 7 meetings. Each director attended at least seventy-five percent of the aggregate number of meetings of the Board of Directors and meetings held by all committees of the board on which such director served. We expect each of our directors to attend the Annual Meeting every year, unless extenuating circumstances prevent their attendance.

Shareholder Communications with Board of Directors

Shareholders wishing to communicate with a board member, or the full board, may send a written communication to us, care of our Secretary, at the address of our principal executive offices. Our Secretary will forward the communication to the board or to any individual director or directors to whom the communication is addressed unless the communication is unduly hostile, threatening, illegal, or harassing, in which case our Secretary has the authority to discard the communication or take appropriate legal action regarding the communication.

Committees

Our Audit Committee is chaired by Jose Misrahi and consists of S. David Fineman and Florian Schuhbauer all independent non executive directors. The Compensation Committee is chaired by Florian Schuhbauer and consists of Mathijs van Houweninge and Jose Misrahi all who are independent, non executive directors. The Nominating and Corporate Governance Committee is chaired by S. David Fineman and consists of Mathijs van Houweninge, Florian Schuhbauer who are all independent non executive directors and Albert Hernandez, who is not independent.

Director Compensation

We have not paid our directors fees in the past for attending any meetings of our Board of Directors. Each non-employee director was granted 135,000 shares of our common stock with vesting over two years through April 1, 2010. We reimburse each director for reasonable travel expenses related to such director’s attendance at Board of Directors’ meetings. Effective April 1, 2009, Mr. S. David Fineman and Mr. Jose Misrahi will each be paid an annual director fee of $30,000.

Director Independence

Presently, we are not required to comply with the director independence requirements of any securities exchange. In determining whether our directors are independent, however, we intend to be guided by the rules of the American Stock Exchange. Our Board of Directors will also consult with counsel to ensure that the board’s determinations are consistent with AMEX rules and all relevant securities and other laws and regulations regarding the independence of directors, including those adopted under the Sarbanes-Oxley Act of 2002 with respect to the independence of audit committee members. The AMEX listing standards define an “independent director” generally as a person, other than an officer of a company, who does not have a relationship with the company that would interfere with the director’s exercise of independent judgment.

Currently we satisfy the “independent director” requirements of the AMEX, which requires that a majority of a company’s directors be independent.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding the beneficial ownership of our common stock as of May 30, 2009. The information below indicates:

•                                          each person who is known by us to be the beneficial owner of more than five   percent (5%) of our issued and outstanding shares of common stock;

•                                          each of our directors and executive officers; and

•                                          all directors and executive officers as a group.

Except as otherwise indicated, each person and each group shown in the table has sole voting and investment power with respect to the shares of common stock indicated. For purposes of the table below, in accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of any shares of common stock, over which he or she has or shares, directly or indirectly, voting or investment power, or of which he or she has the right to acquire beneficial ownership at any time within 60 days from the date hereof. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” includes the power to dispose or direct the disposition of shares.

Name of Holder	Number of Shares of Common Stock	Percent Owned of Common Stock

Albert P. Hernandez	3,907,851	5.6%

A. J. Hernandez	3,886,058	5.6%

Mathijs van Houweninge	596,000.9%

Christian J. Weber	435,000.6%
S. David Fineman	135,000.2%

Jose Misrahi	135,000.2%
Florian M. Schuhbauer	135,000.2%
Holston Investments, BVI(1)	7,626,780	11%

All executive officers and directors as a group (seven individuals)	9,229,909	13.3%

Executive Compensation

Compensation of Executive Officers

The following summary compensation table sets forth information concerning the total cash and non-cash compensation paid to or accrued for each person who served as an executive officer of our company or our subsidiaries and certain other individuals whose total compensation exceeded $100,000 for the fiscal year ended December 31, 2008 (collectively, the “Named Executive Officers”).

				Option	All Other
Name and Principal Position	Salary	Bonus	Stock Awards	Awards	Compensation	Total
Albert P. Hernandez
Chief Executive Officer and Chairman	$198,338	$—	$430,696	$—	$—	$629,034

A.J. Hernandez
Chief Operating and Chief Financial Officer	159,339	—	391,121	—	—	550,460

Clement Harary (a)
Former Chief Financial Officer	109,138	—	50,000	—	—	159,138

Michael Knorr (a)
Former Executive Vice President	127,138	—	50,000			177,138

Andres Hernandez
Dirctor of Operations	74,137	—	48,839	—	—	122,976

Chris Weber (b)	$102,000	$—	$—	$—	$—	$102,000

(a) Resigned December 2008

(b) Stock awards to Mr. Weber were in his capacity as a Director of the Company as described below.

Andres Hernandez is the son of Albert Hernandez and the brother of A.J. Hernandez.

Employment Agreements

Albert P. Hernandez

On August 1, 2006, the Company entered into an employment agreement with Mr. Albert Hernandez, the Chief Executive Officer. His employment agreement has an initial term of five years from the effective date. Mr. Hernandez currently receives a base salary of $200,000, subject to annual increases at the discretion of the Board of Directors, and an annual performance bonus equal to 3 percent of pre-tax income, such annual bonus not to exceed $500,000. During the period of employment, Mr. Hernandez will also be entitled to additional benefits, including reimbursement of business expenses, paid vacation, an automobile allowance, a telephone allowance, life insurance and participation in other company benefit plans or programs that may be available to other executives or employees of our company. The agreement acknowledges that Mr. Hernandez is the owner of the “GPS Based PDA Algorithm Process”.

A.J. Hernandez

On August 1, 2006, the Company entered into an employment agreement with Mr. A.J. Hernandez, the Chief Financial and Chief Operating Officer. His employment agreement has an initial term of five years from the effective date. Mr. Hernandez currently receives a base salary of $175,000, subject to annual increases at the discretion of the Board of Directors, and an annual performance bonus equal to 1 percent of pre-tax income. During the period of employment, Mr. Hernandez will also be entitled to additional benefits, including reimbursement of business expenses, paid vacation, an automobile allowance, a telephone allowance and participation in other company benefit plans or programs that may be available to other executives or employees of our company.

On November 1, 2008 Albert and AJ Hernandez agreed to defer 35 and 30 percent of their salaries until such time as the Company’s cash flow permits the payment of their full salaries in cash.

Mssrs. Hernandez do not have any options or shares with accelerated vesting in the event of a change in control.

In connection with the Securities Exchange of April 15, 2008 Mssrs. Hernandez agreed to exchange all of their stock options and unpaid salary and benefits (through March 31, 2008) due under their employment agreements for vested shares of common stock valued at $.245 per share, as shown below.

	Exchanged			Common Shares
	Unpaid Salary	Benefits	Options	Received	Value

Albert Hernandez	$166,667	$14,000	2,311,440	1,757,943	$430,696

A.J. Hernandez	125,000	20,000	2,226,154	1,596,410	391,121

Total	$291,667	$34,000	4,537,594	3,354,353	$821,817

Under the employment agreement dated August 1, 2006 between the Company and Mr. Albert Hernandez, Mr. Albert Hernandez may receive upon termination of employment without cause following a change of control a lump sum payment equal to the greater of: (1) the balance of his salary for the remainder of the existing term of his employment agreement or (2) 150 percent of his annual salary as then in effect. He is also entitled to receive the benefits covered in the agreements for two years following such termination. Under the employment agreement dated August 1, 2006 between the Company and Mr. A.J. Hernandez, Mr. A.J. Hernandez may receive upon termination of employment without cause following a change of control a lump sum payment equal to 100 percent of his salary, bonus and benefits for the year preceding the termination. Assuming that the triggering event in question occurred on December 31, 2008, the estimated payments are shown below.

Executive	Salary	Benefits	Total
Albert P. Hernandez	$516,667	$139,367	$656,033

A.J. Hernandez	$175,000	$29,237	$204,237

Director Compensation

The four non-employee directors and Mr. Weber received no cash compensation for their board services to the Company in 2008 but are entitled to expense reimbursement for reasonable expenses incurred to attend board meetings. In 2008 these five directors were each granted 135,000 shares of common stock with monthly vesting over a two year period from the date of grant. At the time of grant a share was valued at $1.29 or $870,750 in total and this amount is being expensed over the two year vesting period. Effective April 1, 2009, Mr. S. David Fineman and Mr. Jose Misrahi will each be paid an annual director fee of $30,000

	Fees earned or paid in	Stock awards	Option	Non-equity incentive plan	Change in pension value and nonqualified deferred compensation	All other
Director	cash	(b)	awards	compensation	earnings	compensation	Total
Albert P. Hernandez (a)	$—	$—	$—	$—	$—	$—	$—
A.J. Hernandez (a)	—	—	—	—	—	—	—
Christian J. Weber (a)	—	174,150	—	—	—	—	174,150
Mathijs van Houweninge	—	174,150	—	—	—	—	174,150
S. David Fineman	—	174,150	—	—	—	—	174,150
Florian M. Schuhbauer	—	174,150	—	—	—	—	174,150
Jose Misrahi	$—	$174,150	$—	$—	$—	$—	$174,150

(a) solely in their capacity as a Director

(b) subject to vesting

Stock Options and Warrants

No options were issued during the fiscal year ended December 31, 2008. A total of 2,197,166 warrants with a strike price of $.50 and expiring March 1, 2011 were issued during the fiscal year ended December 31, 2008 in connection with a private placement undertaken during fiscal year 2008.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our officers and directors and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership on Form 3 and changes in ownership on Forms 4 or 5 with the SEC. Such officers, directors, and ten percent Shareholders are also required by SEC rules to furnish us with copies of all Section 16(a) reports they file. Based solely on our review of the copies of such forms received by us or written representations from certain reporting persons that no Forms 5 were required for such persons, we believe that, during the fiscal year ended December  31, 2008, all Section 16(a) filing requirements applicable to our officers, directors, and ten percent Shareholders were complied with.

The board recommends a vote FOR the election as directors of the nominees identified above.

SHAREHOLDER PROPOSALS

In accordance with Rule 14a-8 under the Exchange Act and our bylaws, any stockholder who intends to submit a proposal at our 2010 Annual Meeting of stockholders and who wishes to have the proposal considered for inclusion in the proxy statement for that meeting must, in addition to complying with applicable laws and regulations governing submission of such proposals, deliver the proposal to us for consideration no later than the end of our fiscal year 2009. Such proposal should be sent to us, care of our Secretary,   A.J. Hernandez. Each proposal must set forth: (1) a brief description of the business the shareholder desires to bring before the Annual Meeting and the reasons for conducting such business at the Annual Meeting; (2) the name and record address of the shareholder proposing such business; (3) the class and number of shares of the Company that are beneficially owned by the stockholder; and (4) any material interest of the stockholder in such business.

If a stockholder wishes to present a proposal before the 2010 Annual Meeting of stockholders, but does not wish to have the proposal considered for inclusion in the proxy statement, the stockholder must give written notice to us at the address noted above. The notice must be submitted by April 30, 2010 (45 calendar days prior to the anniversary of the mailing date of the Notice of Internet Availability of Proxy Materials). If a stockholder submits a proposal after April 30, 2010, our proxy holders will be allowed to use their discretionary voting authority to vote against the stockholder proposal when and if the proposal is raised at our 2010 Annual Meeting.

It is important that proxies be cast promptly. Therefore, shareholders, whether or not they expect to attend the meeting in person, are requested to cast their proxy as instructed in the Notice of Internet Availability of Proxy Materials, over the Internet, or by telephone, or by requesting a paper proxy card. If you request a paper proxy card, please complete, date, and sign the enclosed form of proxy and return it promptly in the envelope provided. By returning your proxy promptly, you can help us avoid the expense of follow-up mailings to ensure a quorum so that the meeting can be held. We encourage you to vote via the Internet.

By Order of the Board of Directors

/s/ Albert P. Hernandez
Albert P. Hernandez,
Chief Executive Officer

June , 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY

FOR THE ANNUAL MEETING OF STOCKHOLDERS OF

SKYPOSTAL NETWORKS, INC.

TO BE HELD JULY 17, 2009

The undersigned hereby appoints Albert P. Hernandez as the lawful agent and Proxy of the undersigned (with all the powers the undersigned would possess if personally present, including full power of substitution), and hereby authorizes him to represent and to vote, as designated below, all the shares of Common Stock of SkyPostal Networks, Inc. held of recorded by the undersigned on May 30, 2009, at the Annual Meeting of Stockholders to be held July 17, 2009, or any adjournment or postponement thereof.

1.	ELECTION OF DIRECTORS	FOR the election as a director of all nominees listed below (except as marked to the contrary below). o	WITHHOLD AUTHORITY to vote for all nominees listed below. o

NOMINEES:	Jose Misrahi	Mathijs van Houweninge

INSTRUCTION: To withhold authority to vote for individual nominees, strike through their names, above.

It is understood that when properly executed, this proxy will be voted in the manner directed herein by the undersigned Stockholder.  WHERE NO CHOICE IS SPECIFIED BY THE STOCKHOLDER THE PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS NAMED IN ITEM 1 ABOVE.

The undersigned hereby revoked all previous proxies relating to the shares covered hereby and confirms all that said Proxy may do by virtue hereof.

Please sign exactly as name appears below.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

Dated:
Print Name

PLEASE MARK, SIGN, DATE	Signature
AND RETURN THE PROXY
PROMPTLY USING THE
ENCLOSED ENVELOPE.	Signature, if held jointly